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                                                                    EXHIBIT 10.2

                             ASSIGNMENT OF POLICY
                           FOR COLLATERAL  SECURITY


     This Assignment of Policy for Collateral Security (this "Collateral Assignment"), is made and entered into this 24th day of September, 1999, by JEFF ALAN NEWMAN and BRENT ASHLEY HANBY, as Co-Trustees of the NEWMAN 1994 FAMILY TRUST (the "Policy Owner"), as owner of life insurance policy number 1090545711 (the "Policy") issued by Conseco Life Insurance Company (the "Insurance Company"), a company incorporated in the State of Indiana, insuring the lives of Dwain A. Newman (the "Employee") and/or Glenda R. Newman (the "Employee's Spouse"), and NATIONAL HOME CENTERS, INC., an Arkansas corporation (the"Company").

                                   RECITALS


In consideration of the agreement by the Company to make the Premium payments provided for in Section 4 of that certain Split Dollar Insurance Agreement (as the same may be modified, amended, supplemented, restated or extended from time to time, the "Split Dollar Insurance Agreement"), dated the date hereof, by and between the Policy Owner and the Company, the Policy Owner has agreed to grant to the Company a security interest in and lien on the Policy and the Policy Proceeds (as such terms are defined in the Split Dollar Agreement) as collateral security for the repayment of the amounts to be paid by the Policy Owner to the Company pursuant to the Split Dollar Insurance Agreement.

NOW, THEREFORE, for value received, the Policy Owner hereby assigns, pledges, hypothecates and sets over to the Company, its successors and assigns, and grants to the Company, its successors and assigns, a security interest in and lien on the Policy and the Policy Proceeds in accordance with the following terms and conditions:

1. Definitions. Capitalized terms used without definition in this Collateral Assignment (including terms used in the Recitals) shall have the meanings afforded them in Section 1 of the Split Dollar Insurance Agreement. References herein to one gender shall include the other. In addition, for all purposes of this Collateral Assignment and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), the terms deemed in this Section 1 shall have the meanings set forth herein:

     "Default" shall have the meaning assigned to such term in Section 10 of this Collateral Assignment.

                    "Notice Default" shall mean any Default (i) described in
          Section 10(a), or (ii) described in Section 10(c) which shall have resulted from a termination of the Agreement on the basis of an event described in Section l0(b) of the Agreement.

2. Collateral Security. This Collateral Assignment is made as collateral security for the payment by the Policy Owner to the Company of the Secured Amount and for the performance of all obligations of the Policy Owner under the Agreement, presently existing or hereafter arising, direct or indirect. To the extent applicable, this Collateral Assignment shall be deemed to be a security agreement for purposes of any applicable Uniform Commercial Code, similar laws of any

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     jurisdiction, or any applicable laws relating to creation and perfection of security interests or liens (collectively the "UCC"), and the Company shall have all remedies granted to it by the UCC, in addition to other remedies available. Upon the request of the Company (or an Assignee), the Policy Owner agrees that he will execute one or more financing statements or similar documents pursuant to the UCC, in a form satisfactory to the Company (and each Assignee).

3. Ownership of Policy. The Policy Owner shall retain all incidents of ownership in the Policy. The parties intend that this Collateral Assignment creates only a security interest in and a lien on the Policy in favor of the Company. Neither the Company nor any Assignee shall have any ownership interest in the Policy or the Policy Proceeds, whether legal, equitable or otherwise, except that the Company and any Assignee shall have the rights, remedies and powers set forth in Section 11 hereof.

4. Restrictions on Borrowings. Neither the Company nor any Assignee may borrow any part of the Policy's loan value or cash surrender value. The Policy Owner may not borrow any part of the Policy's loan value or cash surrender value except as permitted pursuant to the terms of the Agreement.

5. Payment of Premiums. Advances or Other Charges. The Company shall have no obligation to pay Premiums other than as may be required by the Agreement. In the event any payment, advance or other charge is paid by the Company with respect to the Policy, the amount so paid by the Company shall be repaid by the Policy Owner to the Company as provided in the Agreement. In the event the amount so paid by the Company is not repaid by the Policy Owner within ten (10) business days after demand by the Company for the repayment thereof, such amount (i) shall become indebtedness of the Policy Owner to the Company under the Agreement, and (ii) shall be added to the Secured Amount.

6. Right to Assign. The Company shall have the right, without the Policy Owner's consent, to assign, pledge, hypothecate or otherwise transfer this Collateral Assignment and any or all of its rights, title and interest in, to and under the Agreement, the Policy and the Policy Proceeds, absolutely or collateral security only, to a Permitted Assignee. Within ten (10) days of making such an assignment, the assigning party shall give notice of the assignment to the Policy Owner and, if the Insurance Company is not the Assignee, to the Insurance Company; provided that, the failure to do so shall not limit or impair the rights or remedies hereunder of the Company or any Assignee or the rights or remedies of any Assignee under any such assignment. The Policy Owner agrees to treat any Assignee as if this Collateral Assignment were made between

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                              the Policy Owner and such Assignee.

7. Insurance Companv. The Insurance Company is not a party to this Collateral Assignment and does not assume any responsibility for its validity.

8. Release. The Company (or any Assignee) shall, when the obligations of the Policy Owner to the Company under the Agreement have been indefeasibly paid and satisfied in full, release this Collateral Assignment, notify the Insurance Company of such release, execute such release documents as the Policy Owner or the Insurance Company may reasonably require and take any other action as is necessary to terminate its security interest in and lien on the Policy and the Policy Proceeds.


9. Policy Proceeds. The Policy Proceeds, whether paid by reason of the death of the Policy Owner, surrender of the Policy, withdrawal from or cancellation of the Policy (whether pursuant to the provisions of this Collateral Assignment, the Agreement, or otherwise), termination of the Agreement, or otherwise, shall first be paid, on behalf of the Policy Owner, to the Company (or if any assignment shall have been made pursuant to Section 6 hereof, to the then Assignee) in an amount not in excess of the Required Payment. The balance of such Policy Proceeds, if any, shall be paid by the Insurance Company to the Policy Owner (or, in the case of the death of the Employee and the Employee's Spouse, and any other properly designated beneficiary of the Policy).

10. Events of Default. Each of the following shall be a "Default" under this Collateral Assignment:

     a. the making of any representation or warranty by the Policy Owner which is contained in this Collateral Assignment or in the Agreement and which shall have been incorrect in any material respect when made; or

     b. a failure of the Policy Owner to observe or perform any obligation contained in this Collateral Assignment or the Agreement which failure
          (i) in the case of a failure to pay any sum when the same shall be due and payable, shall not have been cured within five (5) business days after notice from the Company or any Assignee, or (ii) in the case of a nonmonetary failure, shall not have been cured within ten (10) business days after notice from the Company or any Assignee; or

     C.  any event resulting in a termination of the Agreement pursuant to
          Section 10 of the Split Dollar Agreement; or

     d. any event which shall cause, directly or indirectly, any of the obligations secured hereby to cease to be in full force and effect; or

     e. the contest, repudiation or denial in writing by the Policy Owner of the validity or enforceability of any of his obligations under this Collateral Assignment or the Agreement; or

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     f.   the levy on, execution against or attachment or distraint of the
          Policy or all or any portion of the Policy Proceeds, or the Policy or all or any portion of the Policy Proceeds becoming subject at any time to any mandatory court order or other legal process.

11. Remedies in Event of Default. In the event of any Default hereunder, the Company (or an Assignee) shall have the following remedies:

     a. the Company (or any Assignee) may declare all amounts owning by the Policy Owner under this Collateral Assignment and the Agreement to be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Policy Owner;

     b. the Company (or an Assignee), at its sole option, may seek repayment of the Secured Amount by realizing on its security interest in the Policy and the Policy Proceeds; and

     C. anything herein or in the Agreement to the contrary notwithstanding the Company (or an Assignee) may cancel the Policy so long as:

          (1)  if such Default is not a Notice Default,

               (a) the Company (or any Assignee) shall have given notice of such Default to the Policy Owner, and

               (b) the Required Payment shall not have been paid to the Company (or the then current Assignee) within five (5) business days following the effective date of such notice of Default; or

          (2) if such Default is a Notice Default, the Required Payment shall not have been paid to the Company (or the then current Assignee) within five (5) business days following the occurrence of such Default.

          To effect such cancellation of the Policy, the Company (or an Assignee) must give written notice of cancellation to the Insurance Company, a copy of which shall be given to the Policy Owner. The notice of cancellation shall include a request by the Company for the return to the Company of any unused or unearned premiums under the Policy plus the net cash surrender value of the Policy (the "Returned Amount"). In the event that the Returned Amount is greater than the Secured Amount, the Company (or such Assignee) shall pay any such surplus to the Policy Owner. The Policy Owner hereby appoints the Company and each Assignee as the Policy Owner's true and lawful attorneys-in-fact with the power to do those acts set forth in this
          Section 11(c), including, but not limited to, canceling the Policy, demanding, collecting and receiving the Returned Amount and settling or compromising of claims related to the Policy or the Policy


                    Proceeds, such appointment being coupled with an interest and being irrevocable, granting unto the Policy Owner's said attorneys full power to do any and all things

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           necessary to be done with respect to the above transactions as fully, and effectively as the Policy Owner might or could do, and hereby ratifying all its said attorneys shall lawfully do or cause to be done by virtue hereof.

                    Notwithstanding anything to the contrary in this Collateral Assignment or the Agreement, if, under the terms of this Collateral Assignment and the Agreement, the amount received by the Company (or its Assignee) with respect to the Policy and the Policy Proceeds in the event of a Default shall be less than the Secured Amount, the Policy Owner shall not be liable to the Company (or any Assignee) for any such deficiency.

12. Rights of Policy Owner. The Policy Owner shall retain all rights under the Policy, including but not limited to, the right to designate and change the beneficiary of the Policy and the right to exercise all settlement options permitted by the terms of the Policy; provided, however, that all rights retained by the Policy Owner shall be subject to the terms and conditions of the Agreement and this Collateral Assignment.

13. Representations and Warranties. The Policy Owner hereby represents and warrants to the Company (which representations and warranties shall survive the execution of this Collateral Assignment) that no proceedings in bankruptcy or insolvency are pending against the Policy Owner, that the Policy Owner's property is not subject to any assignment for the benefit of creditors, and that the Policy Owner is legally capable of and authorized to execute this Collateral Assignment and the Agreement.

14. Authorization of Insurance Company. The Insurance Company shall have no duty or obligation to inquire into or investigate the reason or validity of a request from either the Company or the Policy Owner to exercise any of their rights hereunder, or whether the other party has notice of such request. The Insurance Company may treat any such request as an affirmation that the request conforms to this Collateral Assignment, and that the Insurance Company is hereby authorized to act upon such request without further investigation. The Insurance Company, in its sole discretion, may make checks payable under the Policy either to the requesting party or jointly to the Policy Owner and the Company, and to the extent amounts are so paid, the Insurance Company is fully released from any further liability to the parties to the Agreement, their successors, assigns or heirs.

15. Counterparts. This Collateral Assignment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

16. Recitals. The Recitals to this Collateral Assignment are incorporated herein and shall constitute an integral part of this Collateral Assignment.

17. Notices. All notices, requests and other communications to any party and to the Insurance Company shall be in writing (including telefacsimile transmission or similar writing) and shall be given to such party at its address or telefacsimile number set forth below or such other address or telefacsimile number as such party may hereafter specify for the purpose by notice to the other party and, in the event any notice, request or other communication is not otherwise required to be given to the Insurance Company, a copy of any such notice, request or communication shall be sent to the Insurance Company at its address or telefacsimile number set forth below or such other address or telefacsimile number as the Insurance Company may otherwise specify.

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          a.   If to Policy Owner:

               The Newman 1994 Family Trust
               Attention:  Jeff Alan Newman and
               Brent Ashley Hanby, Co-Trustees
               Highway 265 North, P.O. Box 789
               Springdale, Arkansas 72765-0789
               Fax Number: 501/756-9122

               b.   If to Company:

               National Home Centers, Inc.
               Highway 265 North, P.O. Box 789
               Springdale, Arkansas  72765-0789
               Attention:  President
               Fax Number:  501/756-9122

               c.  If to Insurance Company:

               Conseco Life Insurance Company
               P.O. Box 1963
               Carmel, Indiana  46032

     Each such notice, request or other communication shall be effective (i) if given by mail, seventy-two hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Section 17.

18. Headings. Section headings herein are for the convenience of reference only and shall not affect the construction or interpretation of or alter or modify the provisions of this Collateral Assignment.

19. Governing Law. This Collateral Assignment shall be subject to and governed by the laws of the State of Arkansas, without regard to choice of law or conflict of laws principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Collateral Assignment to be executed on the year and day first above written.


                                  POLICY OWNER:

                                  THE NEWMAN 1994 FAMILY TRUST



                                  By:
                                      -----------------------------------
                                      Jeff  Alan Newman, Co-Trustee

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                                  By:
                                      -----------------------------------
                                      Brent Ashley Hanby, Co-Trustee



                                  COMPANY:

                                  NATIONAL HOME CENTERS, INC.


                                  By:
                                      -----------------------------------
                                      Dwain A. Newman, Chairman, CEO



                                  By:
                                      -----------------------------------
                                      Danny R. Funderburg, President, COO

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                      INSURANCE COMPANY'S ACKNOWLEDGEMENT
                      -----------------------------------

     The undersigned Insurance Company hereby acknowledges receipt of an original counterpart of this Collateral Assignment and that the same has been filed at its home office and noted on its records.

                                      CONSECO LIFE INSURANCE
                                      COMPANY


Dated:  ____________, 1999        By:
                                      -----------------------------------

                                      -----------------------------------
                                       President or Authorized Officer

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